SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 26, 2009

Protectus Medical Devices, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53100	98-0541881
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

110 First Avenue NE, Suite #1006
 Minneapolis, MN  55413
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

612-379-3975
 (ISSUER TELEPHONE NUMBER)

E-18 Corp.
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 26, 2009, we filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Delaware changing the Company’s name to Protectus Medical Devices, Inc.  Our board of directors and majority shareholders approved the Certificate of Amendment on June 17, 2009.

Item 9.01Financial Statement and Exhibits.

(c) Exhibits

Exhibit
Number	Description

3.1	Amended Articles of Incorporation filed in the state of Delaware on August 26, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Protectus Medical Devices, Inc.
September 1, 2009	By:	/s/ John S. Salstrom
John S. Salstrom, Ph.D.
Title: Chief Executive Officer

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